Exhibit (q)(4)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Small-Cap Value Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature                       Title                             Date
---------                       -----                             ----

/s/ James B. Hawkes             President, Principal Executive    March 18, 2002
--------------------------      Officer and Trustee
James B. Hawkes

/s/ James L. O'Connor           Treasurer and Principal           March 18, 2002
--------------------------      Financial and Accounting
James L. O'Connor               Officer

/s/ Jessica M. Bibliowicz       Trustee                           March 18, 2002
--------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight            Trustee                           March 18, 2002
--------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III        Trustee                           March 18, 2002
--------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer            Trustee                           March 18, 2002
--------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                           March 18, 2002
--------------------------
Lynn A. Stout

/s/ Jack L. Treynor             Trustee                           March 18, 2002
--------------------------
Jack L. Treynor